SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2017

BCB BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

104-110 Avenue C, Bayonne, NJ 07002	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                       (201) 823-0700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02           Results of Operations and Financial Condition

On April 25, 2017, BCB Bancorp, Inc. (the “Company”) issued a press release reporting its financial results at and for the three months ended March 31, 2017.

A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the Securities and Exchange Commission and shall not be deemed filed for any purpose.

Item 5.07          Submission of Matters to a Vote of Securities Holders

The Company’s Annual Meeting of Shareholders was held on April 27, 2017.  The matters considered and voted on by the Company’s shareholders at the Annual Meeting, and the results of the vote on each such matter, were as follows:

Proposal 1: The election of directors.

For a term ending in 2020

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes

Robert Ballance	5,269,072	313,226	3,432,112
Joseph J. Brogan	5,320,412	261,887	3,432,112
August Pellegrini, Jr.	4,790,926	791,372	3,432,112
James G. Rizzo	4,782,775	799,523	3,432,112

Proposal 2: The ratification of the appointment of Baker Tilly Virchow Krause LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2017.

Shares Voted For	Shares Voted Against	Abstentions

8,723,802	266,361	24,247

Proposal 3: The advisory, non-binding vote to approve the Company’s executive compensation as described in the proxy statement.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

4,604,357	913,478	64,463	3,432,112

Item 8.01              Other Events

On April 27, 2017, the Board of Directors of the Company declared a quarterly cash dividend on the Company’s outstanding shares of common stock of $0.14 per share.  The dividend will be payable to stockholders of record as of May 8, 2017 and is expected to be paid on May 22, 2017. A copy of the press release is attached as Exhibit 99.2 to this report.

Item 9.01            Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.
	99.1 99.2	Press release dated April 25, 2017 Press release dated April 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BCB BANCORP, INC.

DATE: April 28, 2017	By:	/s/ Thomas P. Keating
Thomas P. Keating
Senior Vice President and Chief Financial Officer